      As filed with the Securities and Exchange Commission on July 13, 2000
                              Registration No. 333-

================================================================================


                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                               -------------------
                                    FORM S-8
                             REGISTRATION STATEMENT
                                      UNDER
                           THE SECURITIES ACT OF 1933
                               -------------------
                          CHURCHILL DOWNS INCORPORATED
             (Exact name of Registrant as specified in its charter)
                               -------------------

                Kentucky                                     61-0156015
      ----------------------------                     -----------------------
      (State or other jurisdiction of                    (I.R.S. Employer
       incorporation or organization)                    Identification No.)

                               700 Central Avenue
                           Louisville, Kentucky 40208
   (Address, including zip code, of Registrant's principal executive offices)
                               -------------------
         CHURCHILL DOWNS INCORPORATED 2000 EMPLOYEE STOCK PURCHASE PLAN
                            (Full title of the plan)
                               -------------------

                                Thomas H. Meeker
                                    President
                          Churchill Downs Incorporated
                               700 Central Avenue
                           Louisville, Kentucky 40208
                                 (502) 636-4400
(Name, address, and telephone number, including area code, of agent for service)
                               -------------------
                                   Copies to:
                              ROBERT A. HEATH, ESQ.
                             Wyatt, Tarrant & Combs
                               2800 Citizens Plaza
                           Louisville, Kentucky 40202
                                 (502) 589-5235


                                                    CALCULATION OF REGISTRATION FEE
====================================================================================================================================

                                                           Proposed Maximum                Proposed Maximum             Amount of
Title of Securities            Amount to be                Offering Price                  Aggregate Offering           Registration
to be Registered               Registered                  Per Share <F1>                    Price <F1>                     Fee
------------------------------------------------------------------------------------------------------------------------------------
Common Stock,                  68,581 shares<F2>            $22.906                           $1,570,916                 $414.72
no par value and
associated Preferred
Share Purchase Rights <F3>
====================================================================================================================================
<F1>     Estimated solely for the purpose of  computing  the  registration  fee pursuant to Rule 457. The maximum offering price per share is based on the average of the bid and ask price of the Common Stock as reported by the  Nasdaq  National  Market  on
         July  12,  2000,  pursuant  to  Rule 457(h)(1).
<F2>     The  Registrant  also  registers  hereby such  indeterminate  number of additional shares as may be required to cover antidilutive  adjustments under the Churchill  Downs  Incorporated  2000 Employee  Stock Purchase Plan.
<F3>     The Preferred Share Purchase Rights, prior to the occurrence of certain events, are not evidenced separately from the
         Common Stock.
====================================================================================================================================


                                                                                                           Exhibit Index on Page 8.

                                     PART II

               INFORMATION REQUIRED IN THE REGISTRATION STATEMENT

ITEM 3.  INCORPORATION OF DOCUMENTS BY REFERENCE.

                  The Registrant hereby incorporates the following documents in this Registration Statement:

                  (a) The Registrant's Annual Report on Form 10-K for the fiscal year ended December 31, 1999 and the portions of the Registrant's Proxy Statement for the 2000 Annual Shareholers' Meeting incorporated by reference therein.

                  (b) The Registrant's Quarterly Report on Form 10-Q for the fiscal quarter ended March 31, 2000.

                  (c) The Registrant's Current Reports on Form 8-K filed February 28, 2000, May 10, 2000 and June 23, 2000.

                  (d) The description of the Registrant's common stock, no par value (the "Common Stock"), which is contained in the Registrant's Current Report on Form 8-K filed December 14, 1998, pursuant to Section 13 of the Securities Exchange Act of 1934, and any amendment or report filed for the purpose of updating such description.

                  (e) The description of the Registrant's Preferred Share Purchase Rights contained in the Registrant's Registration Statement on Form 8-A filed March 20, 1998, pursuant to Section 12(g) of the 1934 Act, as amended on Form 8-A/A filed June 30, 2000.

                  All documents subsequently filed by the Registrant pursuant to Sections 13(a), 13(c), 14 and 15(d) of the Securities Exchange Act of 1934, prior to the filing of a post-effective amendment which indicates that all of the shares of the Common Stock offered have been sold or which deregisters all of the shares of Common Stock then remaining unsold, shall be deemed to be incorporated by reference herein and to be a part hereof from the date of filing of such documents.

ITEM 4.  DESCRIPTION OF SECURITIES.

                  Not applicable.

ITEM 5.  INTERESTS OF NAMED EXPERTS AND COUNSEL.

                  Not applicable.

ITEM 6.  INDEMNIFICATION OF DIRECTORS AND OFFICERS.

                  Article XI of the Registrant's Amended and Restated Articles of Incorporation limits the liability of directors of the Registrant pursuant to the Kentucky Business Corporation Act. Under this article, directors generally are personally liable to the Registrant or its shareholders for monetary damages only in transactions involving conflicts of interest or improper personal benefit for a director, intentional misconduct, violations of law, or unlawful distributions.

                  The Restated Bylaws of the Registrant require the Registrant to indemnify, and permit the advancement of expenses to, each director, officer, employee or agent of the Registrant, and his executors, administrators or heirs, who was or is made, or is threatened to be made a defendant or respondent to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative ("Proceeding"), by reason of the fact that he is or was a director, officer, employee or agent of the Registrant, for the costs of such Proceeding to the fullest extent expressly permitted or required by the statutes of the Commonwealth of Kentucky and all other applicable law.

                  The Restated Bylaws of the Registrant further provide for indemnification and advancement of expenses to the aforementioned persons by action of the Board of Directors in such amounts, on such terms and conditions, and based upon such standards of conduct as the Board of Directors may deem to be in the best interests of the Registrant.

                  The circumstances under which Kentucky law requires or permits a corporation to indemnify its directors, officers, employees and/or agents are set forth at KRS 271B.8-500, et seq. Generally, under KRS 271B.8-500 et seq., a corporation may indemnify an individual made a party to a proceeding because he is or was a director against liability incurred in the proceeding if:

         (1)      he conducted himself in good faith; and

         (2)      he reasonably believed

                  (a) in the case of conduct in his official capacity with the corporation that his conduct was in its best interests; and

                  (b) in all other cases, that his conduct was at least not opposed to its best interests.

         (3) in the case of any criminal proceeding, he had no reasonable cause to believe his conduct was unlawful.

A corporation may not indemnify a director:

         (1) in connection with a proceeding by or in the right of the corporation in which the director was adjudged liable to the corporation; or

         (2) in connection with any other proceeding charging improper personal benefit to him, whether or not involving action in his official capacity, in which he was adjudged liable on the basis that personal benefit was improperly received by him.

                  Indemnification permitted in connection with a proceeding by or in the right of the corporation is limited to reasonable expenses incurred in connection with the proceeding.

                  In addition, the Registrant maintains directors' and officers' liability insurance covering certain liabilities which may be incurred by the directors and officers of the Registrant in connection with the performance of their duties.

ITEM 7.  EXEMPTION FROM REGISTRATION CLAIMED.

                  Not applicable.

ITEM 8.  EXHIBITS.

                  The Exhibits listed on the Exhibit Index appearing on page 8 of this Registration Statement are hereby incorporated by reference.

ITEM 9.  UNDERTAKINGS.

                  (a)  The undersigned registrant hereby undertakes:

                           (1) To file,  during  any  period in which  offers or
                  sales are being made, a post-effective amendment to this registration statement:

                                    (i)  To include any prospectus required by
                           Section 10(a)(3) of the Securities Act of 1933;

                                    (ii) To reflect in the  prospectus any facts
                           or events arising after the effective date of the registration statement (or the most recent post-effective amendment thereof) which, individually or in the aggregate, represent a fundamental change in the information set forth in the registration statement; and

                                    (iii) To include  any  material  information
                           with respect to the plan of distribution not previously disclosed in the registration statement or any material change to such information in the registration statement;

                  provided, however, that paragraphs (a)(1)(i) and (a)(1)(ii) do not apply if the information required to be included in a post-effective amendment by those paragraphs is contained in periodic reports filed with or furnished to the Securities and Exchange Commission by the registrant pursuant to Section 13 or 15(d) of the

                  Securities Exchange Act of 1934 that are incorporated by reference in the registration statement.

                           (2) That, for the purpose of determining any liability under the Securities Act of 1933, each such post-effective amendment shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

                           (3) To remove from registration by means of a post-effective amendment any of the securities being registered which remain unsold at the termination of the offering.

                  (b) The undersigned registrant hereby undertakes that, for purposes of determining any liability under the Securities Act of 1933, each filing of the registrant's annual report pursuant to Section 13(a) or Section 15(d) of the Securities Exchange Act of 1934 (and, where applicable, each filing of an employee benefit plan's annual report pursuant to Section 15(d) of the Securities Exchange Act of 1934) that is incorporated by reference in the registration statement shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

                  (c) Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the registrant pursuant to the foregoing provisions, or otherwise, the registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

                                   SIGNATURES

THE REGISTRANT. Pursuant to the requirements of the Securities Act of 1933, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-8 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Louisville, State of Kentucky, on the 11th day of July, 2000.

                                   CHURCHILL DOWNS INCORPORATED

                                    By: /s/ Thomas H. Meeker
                                        Thomas H. Meeker
                                        President and Chief Executive Officer


                               POWERS OF ATTORNEY

                  KNOW ALL MEN BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints Thomas H. Meeker and Rebecca C. Reed as his true and lawful attorney-in-fact and agent, with full power of substitution, for him and in his name, place and stead, in any and all capacities, to sign any and all amendments and post-effective amendments to this Registration Statement, and to file the same with all exhibits thereto, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent may lawfully do or cause to be done by virtue thereof.

                  Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons on the 11th day of July, 2000 in the capacities indicated.

             Signatures                                  Title



            /s/ THOMAS H. MEEKER                 President, Chief Executive
            Thomas H. Meeker                     Officer (Principal Executive
                                                 Officer) and Director


            /s/ ROBERT L. DECKER                 Executive Vice President and
            Robert L. Decker                     Chief Financial Officer
                                                 (Principal Financial Officer)

            /s/ MICHAEL E. MILLER                Senior Vice President, Finance
            Michael E. Miller                    (Principal Accounting Officer)


                                                 Director   .
            Charles W. Bidwill, Jr.


            /s/ WILLIAM S. FARISH                Director
            William S. Farish


            /s/ J. DAVID GRISSOM                 Director
            J. David Grissom


            /s/ SETH W/ HANCOCK                  Director
            Seth W. Hancock


            /s/ DANIEL P. HARRINGTON             Director
            Daniel P. Harrington


            /s/ G. WATTS HUMPHREY, JR.           Director
            G. Watts Humphrey, Jr.


            /s/ FRANK B. HOWER, JR.              Director
            Frank B. Hower, Jr.


            /s/ BRAD M. KELLEY                  Director
            Brad M. Kelley


            /s/ CARL F. POLLARD                  Director
            Carl F. Pollard


            /s/ DENNIS D. SWANSON                Director
            Dennis D. Swanson


            /s/ DARRELL R. WELLS                 Director
            Darrell R. Wells

                                INDEX TO EXHIBITS


Exhibit Number   Description of Exhibit                                   Page

4(a)             Amended and Restated Articles of Incorporation of the
                 Registrant   (incorporated  herein  by  reference  to
                 Exhibit 3(a) to the Registrant's Annual Report on Form 10-K for the fiscal year ended December 31, 1999).

4(b) Restated Bylaws of the Registrant (incorporated herein by reference to Exhibit 3 to the Registrant's Report on Form 10-Q for the fiscal quarter ended March 31, 2000).

4(c)             Specimen Stock  Certificate  (incorporated  herein by
                 reference  to  Exhibit   4(d)  to  the   Registrant's
                 Registration   Statement  on  Form  S-8,  File  No.
                 33-85012).

4(d) Rights Agreement dated as of March 19, 1998, between the Registrant and Fifth Third Bank as Rights Agent (incorporated herein by reference to Exhibit 4.1 to the Registrant's Current Report on Form 8-K filed on March 20, 1998 and Exhibit 4.1 to the Registrant's Registration Statement on Form 8-A/A filed June 30,
                 2000).

5                Opinion and Consent of Wyatt, Tarrant & Combs as
                 to the legality of the shares being registered.              9

23(a)            Consent of Wyatt, Tarrant & Combs (contained in
                 Exhibit 5).

23(b)            Consent of PricewaterhouseCoopers LLP.                      11

24               Power of Attorney (precedes signatures).

99               Churchill Downs Incorporated 2000 Employee Stock
                 Purchase Plan.                                              12